   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 29, 2000.



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): September 27, 2000


                         DELCO REMY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                      1-13683                     35-1909253
(State or other jurisdiction of  (Commission file number)  (IRS employer identification
         incorporation)                                                number)



         2902 ENTERPRISE DRIVE
            ANDERSON, INDIANA                                        46013
(Address of principal executive offices)                           (Zip code)


Registrant's telephone number, including area code: (765) 778-6499


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)   Exhibits.

         The following exhibit has been filed as a part of this report.

               99 Unaudited pro forma historical financial information reflecting fiscal years ending on December 31


ITEM 8.  CHANGE IN FISCAL YEAR

     On September 27, 2000, the registrant determined that it would change its fiscal year from July 31 to December 31, effective at the close of business on September 30, 2000. The registrant will file a transition report on Form 10-K for the five month period ended December 31, 2000.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DELCO REMY INTERNATIONAL, INC.
                                      -----------------------------------------
                                                (Registrant)



Date:  September 27, 2000             By:  /s/  J. Timothy Gargaro
                                           ------------------------------------
                                                J. Timothy Gargaro
                                                Senior Vice President and
                                                Chief Financial Officer


Date:  September 27, 2000             By:  /s/  David E. Stoll
                                           ------------------------------------
                                                David E. Stoll
                                                Vice President and Controller
                                                Chief Accounting Officer




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                                  EXHIBIT INDEX

Exhibit Number            Description
--------------            -----------

      99 Unaudited pro forma historical financial information reflecting fiscal years ending on December 31

                          Consolidated Statements of
                              Operations:
                              Twelve Months Ended December 31, 1999
                              Twelve Months Ended December 31, 1998
                              Three Months Ended March 31, 2000
                              Three Months Ended June 30, 2000
                              Three Months Ended March 31, 1999
                              Three Months Ended June 30,1999
                              Three Months Ended September 30, 1999
                              Three Months Ended December 31, 1999
                              Three Months Ended March 31, 1998
                              Three Months Ended June 30, 1998
                              Three Months Ended September 30, 1998
                              Three Months Ended December 31, 1998
                          Consolidated Balance Sheets:
                              At June 30, 2000
                              At December 31, 1999
                              At December 31, 1998
                              At December 31, 1997
                          Consolidated Statements of Cash Flows:
                              Six Months Ended June 30, 2000
                              Twelve Months Ended December 31, 1999
                              Twelve Months Ended December 31, 1998

The unaudited pro forma consolidated financial information of Delco Remy International, Inc. (the "Company") included in Exhibit 99 of this Form 8-K, is based on and should be read in conjunction with the audited financial statements and notes thereto appearing in the Company's annual report on Form 10-K for the year ended July 31, 1999 and the unaudited financial statements and notes thereto appearing in the Company's Form 10-Q for the nine month period ended April 30, 2000. The pro forma financial information of the Company as of the dates and for the periods presented reflects the financial position, results of operations and cash flows of the Company after giving effect to the change in fiscal year from July 31 to December 31 and assumes the change occurred on January 1, 1997.

The unaudited pro forma condensed consolidated financial information has been prepared by the Company based upon available information and certain assumptions that management believes are reasonable in the circumstances. The unaudited pro forma information presented herein is shown for illustrative purposes only and is not necessarily indicative of the future financial position, results of operations or cash flows of the Company, or the financial position, results of operations or cash flows of the Company that would have actually occurred had the change in fiscal year been in effect as of the date or for the periods presented.